SIGNIFICANT ACCOUNTING POLICIES - Revenue recognition (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)
Revenue recognition
Total net revenues	¥ 2,761,304	$ 400,351	¥ 6,951,535	¥ 6,130,437
Incentives given to customers recorded in sales and marketing expenses	300	50	25,000	40,700
Contract asset	0		0
Revenue recognized for the years was included in the deferred revenue at beginning of that year	18,200	2,600	119,200	110,400
Sales of products (formerly known as Sales of products through online platforms)
Revenue recognition
Total net revenues	2,645,775	383,601	6,786,056	5,999,675
Other revenues
Revenue recognition
Total net revenues	¥ 115,529	$ 16,750	¥ 165,479	¥ 130,762